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UBS Money Series

UBS Select Money Market Fund

UBS Select Treasury Fund

Supplement to the Prospectus and Statement of Additional Information ("SAI")

dated August 30, 2006

June 14, 2007

Dear Investor:

The purpose of this supplement is to provide you with information regarding the establishment of a master-feeder structure with respect to UBS Select Money Market Fund and UBS Select Treasury Fund (each a "Fund" and together, the "Funds").

The Board of Trustees ("Board") overseeing the Funds has approved the transition to a master-feeder structure. This new structure is being inaugurated in order to expand the range of money market fund products available to investors. The new structure is expected to become effective in late August. As part of the transition, each of the Funds will become a "feeder fund" that will invest all of its assets in a newly created master portfolio which will invest directly in securities. The master portfolios will follow the same investment program as that of the Funds. As a result, each master portfolio will be managed in substantially the same manner as the Funds are currently managed, utilizing the same investment objectives, strategies and limitations, and with the same investment advisor. The master portfolios will be established as three series of a separate open-end investment company registered under the Investment Company Act of 1940. The level of expenses applicable to the Funds will not be affected under a master-feeder structure.

In addition, seven new series of UBS Money Series will be created to serve as additional feeder funds in the master-feeder structure. Each new feeder fund will share the investment objectives, strategies and limitations of its corresponding master portfolio, but shares of the new feeder funds may be subject to different expenses and different minimum initial investment requirements.

In order to effect the transition to the master-feeder structure, the Board has also approved a change to each Fund's non-fundamental investment policies to allow the Funds to invest all of their assets in the securities of other investment companies.

For more information, contact your Financial Advisor, or the UBS Institutional Client Service Center at 1-888-547 FUND.